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                                  EXHIBIT 4.2



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
NUMBER                           [EXACTIS.COM LOGO]                          SHARES



INCORPORATED UNDER THE LAWS                                             CUSIP 30064G 10 4
 OF THE STATE OF DELAWARE            EXACTIS.com, INC.         SEE REVERSE FOR CERTAIN DEFINITIONS


     THIS CERTIFIES THAT


     is the record holder of


     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF
---------------------------------                    -------------------------
---------------------------------  EXACTIS.com, INC. -------------------------
---------------------------------                    -------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


      /s/ Kenneth W. Edwards, Jr.                                   /s/ E. Thomas Detmer, Jr.
 CHIEF FINANCIAL OFFICER AND SECRETARY                       CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                              [SEAL]




COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
                    P.O. BOX 1596
                  DENVER, CO. 80201

BY                                   TRANSFER AGENT
                                     AND REGISTRAR

                                   AUTHORIZED SIGNATURE


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                               EXACTIS.COM, INC.

     A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the Certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common             UNIF GIFT MIN ACT - _____________ Custodian _____________
                                                                      (Cust)                  (Minor)
     TEN ENT - as tenants by the entireties
                                                                under Uniform Gifts to Minors
     JT TEN  - as joint tenants with right
               of survivorship and not as                       Act _____________________________________
               tenants in common                                                  (State)

                                                UNIF TRF MIN ACT  - _________ Custodian (until age ______)
                                                                      (Cust)
                                                                   _______________ under Uniform Transfers
                                                                      (Minor)

                                                                to Minors Act ___________________________
                                                                                       (State)
                 Additional abbreviations may also be used though not in the above list.
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                                   ASSIGNMENT

For Value Received _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

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of the Shares of capital stock represented by the within Certificate and do(es)
hereby irrevocably constitute and appoint _____________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------             --------------------------------------


                                          --------------------------------------

                                          NOTE: The signature to this assignment
                                          must correspond with the names as
                                          written upon the face of the
                                          certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.
                                          Signature must be guaranteed.


Signature(s) Guaranteed:

By
  -----------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.